SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BT ADVISOR FUNDS

BT INSTITUTIONAL FUNDS

BT PYRAMID MUTUAL FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SCUDDER

INVESTMENTS

P.O. BOX 9132

HINGHAM, MA 02043-9132

*** CONTROL NUMBER: 999 999 999 999 99 ***

To vote by Telephone

1)	Read the Proxy Statement and have the Proxy card on reverse at hand.
2)	Call 1-800-690-6903.
3)	Enter the 14-digit control number shown below and follow the simple instructions.

To vote by Internet

1)	Read the Proxy Statement and have the Proxy card on reverse at hand.
2)	Go to Website www.proxyweb.com.
3)	Enter the 14-digit control number shown below and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET

BT PYRAMID MUTUAL FUNDS

SCUDDER EQUITY 500 INDEX FUND                                                                                         PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

One South Street Baltimore, Maryland 21202

12:00 p.m., Eastern time, on March 31, 2003

The undersigned hereby appoints Daniel O. Hirsch and Lisa Hertz, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I, II and III. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice and Joint Proxy Statement is hereby acknowledged.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE

SIGN AND DATE BELOW AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated:

Signature(s)(Title(s), if applicable)            (Sign in the Box)

Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

BT Pyramid Mutual Funds #2

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS PROXY

CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS I, II AND III.

Vote on Proposals	FOR	AGAINST		ABSTAIN

I. Approval of a New Advisory Agreement with Deutsche Asset Management, Inc.	☐		☐		☐

II. Approval of a New Sub-Advisory Agreement between Deutsche Asset Management, Inc. and Northern Trust Investments, Inc.	☐	☐		☐

III.    (SCUDDER EQUITY 500 INDEX—INVESTMENT ONLY) Approval of an Agreement and Plan of Reorganization between BT Pyramid Mutual Funds, on behalf of Scudder Equity 500 Index Fund—Investment, and BT Institutional Funds, on behalf of Scudder Equity 500 Index Fund—Premier.

	☐	☐		☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

PLEASE SIGN ON REVERSE SIDE

BT Pyramid Mutual Funds #2

SCUDDER

INVESTMENTS

P.O. BOX 9132

HINGHAM, MA 02043-9132

*** CONTROL NUMBER: 999 999 999 999 99 ***

To vote by Telephone

1)	Read the Proxy Statement and have the Proxy card on reverse at hand.
2)	Call 1-800-690-6903.
3)	Enter the 14-digit control number shown below and follow the simple instructions.

To vote by Internet

1)	Read the Proxy Statement and have the Proxy card on reverse at hand.
2)	Go to Website www.proxyweb.com.
3)	Enter the 14-digit control number shown below and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET

BT INSTITUTIONAL FUNDS

SCUDDER EQUITY 500 INDEX FUND                                                                                         PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

One South Street Baltimore, Maryland 21202

1:00 p.m., Eastern time, on March 31, 2003

The undersigned hereby appoints Daniel O. Hirsch and Lisa Hertz, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I and II. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice and Joint Proxy Statement is hereby acknowledged.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE

SIGN AND DATE BELOW AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated:

Signature(s)(Title(s), if applicable)            (Sign in the Box)

Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

BT Institutional Funds #2

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS PROXY

CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS I AND II.

Vote on Proposals	FOR	AGAINST		ABSTAIN

I. Approval of a New Advisory Agreement with Deutsche Asset Management, Inc.	☐		☐		☐

II. Approval of a New Sub-Advisory Agreement between Deutsche Asset Management, Inc. and Northern Trust Investments, Inc.	☐	☐		☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

PLEASE SIGN ON REVERSE SIDE

BT Institutional Funds #2

SCUDDER

INVESTMENTS

P.O. BOX 9132

HINGHAM, MA 02043-9132

*** CONTROL NUMBER: 999 999 999 999 99 ***

To vote by Telephone

1)	Read the Proxy Statement and have the Proxy card on reverse at hand.
2)	Call 1-800-690-6903.
3)	Enter the 14-digit control number shown below and follow the simple instructions.

To vote by Internet

1)	Read the Proxy Statement and have the Proxy card on reverse at hand.
2)	Go to Website www.proxyweb.com.
3)	Enter the 14-digit control number shown below and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET

BT ADVISOR FUNDS

FUND NAME                                                                                         PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

One South Street Baltimore, Maryland 21202

11:00 a.m., Eastern time, on March 31, 2003

The undersigned hereby appoints Daniel O. Hirsch and Lisa Hertz, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I and II. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice and Joint Proxy Statement is hereby acknowledged.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE

SIGN AND DATE BELOW AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated:

Signature(s)(Title(s), if applicable)            (Sign in the Box)

Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

BT Advisor Funds #2

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS PROXY

CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS I AND II.

Vote on Proposals	FOR	AGAINST		ABSTAIN

I. (All Funds) Approval of a New Advisory Agreement with Deutsche Asset Management, Inc.	☐		☐		☐

II. (All Funds) Approval of a New Sub-Advisory Agreement between Deutsche Asset Management, Inc. and Northern Trust Investments, Inc.	☐	☐		☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

PLEASE SIGN ON REVERSE SIDE

BT Advisor Funds #2